UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2016

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Dow Center, Midland, Michigan	48674
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (989) 636-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 1, 2016, The Dow Chemical Company (“TDCC”) announced the closing of the previously announced transaction with Corning Incorporated, a New York corporation (“Corning”), Dow Corning Corporation, a Michigan corporation (“Dow Corning”), and HS Upstate Inc., a Delaware corporation (“Splitco”), pursuant to which Corning exchanged with Dow Corning its 50 percent equity interest in Dow Corning for 100 percent of the stock of Splitco which holds a 40.25% ownership interest in the Hemlock Semiconductor Group, and other assets, including approximately $4.8 billion in cash (the “Transaction”). As a result of the Transaction, Dow Corning is now a wholly-owned subsidiary of TDCC, with the exception of approximately 50% of Dow Corning’s interest in the Hemlock Semiconductor Group, which was transferred indirectly to Corning through its interest in Splitco.

In connection with the Transaction, on May 31, 2016, Dow Corning incurred $4.5 billion of indebtedness in order to fund the contribution of cash to Splitco. The terms and conditions of the credit agreement under which Dow Corning incurred such indebtedness (the “DCC Credit Agreement”) are substantially similar to the terms and conditions of Dow Corning’s prior revolving credit facility, which was terminated in connection with the incurrence of such indebtedness; provided, however, that in the event that TDCC elects to guaranty the obligations of Dow Corning under the DCC Credit Agreement, the covenants and events of default applicable to the DCC Credit Agreement shall be substantially similar to the covenants and events of default set forth in TDCC’s existing Five Year Competitive Advance and Revolving Credit Facility. Amounts borrowed under the DCC Credit Agreement, are repayable on May 30, 2017, subject to a one-year extension option, at Dow Corning’s election.

Item 8.01 Other Events.

On June 1, 2016, TDCC issued a press release announcing the closing of the Transaction. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is filed with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press release of The Dow Chemical Company dated June 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY (Registrant)

Date: June 1, 2016	/s/ Amy E. Wilson
Amy E. Wilson
Corporate Secretary and Assistant General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of The Dow Chemical Company dated June 1, 2016.